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                                                                Exhibit 99.4


                        UNITED STATES DISTRICT COURT
                        EASTERN DISTRICT OF MISSOURI


                      DEFERRED CONSIDERATION AGREEMENT


                  EDWARD D. JONES & COMPANY, L.P. ("Edward Jones")(1), by its undersigned attorneys, pursuant to authority granted by the Executive Committee of Edward Jones (a copy of a resolution to this effect is attached hereto as Exhibit A), and the United States Attorney's Office for the
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Eastern District of Missouri (the "Office"), hereby enter into this Deferred
Consideration Agreement (the "Agreement").

                                 BACKGROUND
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                  1. The Office has investigated the conduct of Edward Jones relating to revenue sharing payments made by certain mutual funds that have been designated as preferred funds ("Preferred Fund Families" or "Preferred Funds"), including other special compensation arrangements such as equity investments ("Revenue Sharing").

                  2. The Office has determined to defer consideration of any action stemming from this investigation regarding Revenue Sharing in consideration for the execution and implementation of this Agreement by Edward Jones.

                  3. For purposes solely of this investigation and any subsequent judicial proceeding by this Office, but not as an admission to be made in any way in any civil, regulatory, administrative or other legal proceeding, Edward Jones acknowledges the following conduct committed during the relevant time period:

                           (a) Edward Jones recommended Preferred Funds to
Edward Jones' customers. While most of the Preferred Funds were designated as such before the


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(1)   For purposes of this Agreement, Edward Jones is defined to include its affiliates The Jones Financial Companies, L.L.L.P. and EDJ Holding Company,
Inc.


commencement of the payment of revenue sharing, eventually all of the Preferred Funds provided some form of revenue sharing to Edward Jones. Although circumstances varied among the Preferred Funds once Edward Jones began receiving revenue sharing, Edward Jones did not provide a disclosure about the receipt of revenue sharing to its customers separate and apart from the disclosures set forth, or to be set forth, in the Prospectuses or Statements of Additional Information issued by the Preferred Funds;

                           (b) Edward Jones sometimes promoted to its
brokers, known within Edward Jones as Investment Representatives ("IRs"), the existence of revenue sharing by Preferred Families, as well as permitted, and on occasion encouraged, IRs, on a case-by-case basis, to consider revenue sharing in making recommendations to their customers to purchase certain mutual funds;

                           (c) The website for Edward Jones discussed
Preferred Funds but did not disclose revenue sharing with respect to such funds.

                           (d) Revenue sharing was one of several important
factors in the selection of two Preferred Funds. With respect to the retention of funds as preferred, revenue sharing was again important among several considerations.

                           (e) On January 22, 2004, the SEC Staff informed
Edward Jones that the Staff intended to recommend an SEC enforcement action against Edward Jones based on its revenue sharing activities. The Staff gave Edward Jones until February 3, 2003 to make a Wells Submission. Edward Jones submitted a Wells Submission on that date, prior to concluding its inquiry into the matter. Certain statements in the Wells Submission were inaccurate.

                  4. Edward Jones, in further consideration for this Agreement, agrees to undertake the following:


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                           (a) Enter into an Agreement (the "SEC Agreement")
with the Securities and Exchange Commission ("SEC"), the National
Association of Securities Dealers ("NASD") and the New York Stock Exchange ("NYSE") pursuant to which Edward Jones will pay Seventy-Five Million
Dollars ($75,000,000.00) to be distributed to Edward Jones' customers in accordance with procedures established pursuant to 15 U.S.C. Section 7246, commonly known as the "Fair Fund" and as implemented by the terms of the SEC Agreement in resolution of any claims of the Securities and Exchange Commission, the NASD and the New York Stock Exchange pertaining to Revenue Sharing;

                           (b) Continue to fully cooperate with the Office,
the U.S. Postal Inspection Service, the Federal Bureau of Investigation ("FBI" and collectively, the "Investigative Entities") and the SEC;

                           (c) Make adequate disclosures (i) to current
Edward Jones customers, (ii) to customers at point of sale, (iii) to its Investment Representatives through training materials and other educational means, and (iv) on Edward Jones' website regarding the payment of revenue sharing in forms agreeable to this Office, and not inconsistent with the requirements imposed by the SEC or to be established in accordance with rules and regulations to be issued by the SEC;

                           (d) To minimize the possibility described in
Paragraph 3(b) above, revise Edward Jones' bonus methodology for IRs by allocating fees for determining the IR bonus on the basis of assets under management for an IR;

                           (e) Offer to Edward Jones' customers currently
holding shares in Preferred Funds for a period of ninety days the opportunity to switch such holdings without the payment of certain fees by selling the customers' interest in the Preferred Funds at net asset value to purchase shares of mutual funds in either a different Preferred Fund or any other mutual

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fund with which Edward Jones has a selling agreement (the "Switch Funds").
For this purpose, commissions typically paid to Edward Jones and the Switch Funds commonly known as the "load" will either be waived by Edward Jones and the Switch Funds or Edward Jones will pass through the commissions received by Edward Jones and the Switch Funds back to the customers;

                           (f) Allocate responsibility for the payment of
the amount due under the SEC Agreement with disproportionate impact upon the general partners, subject to the reasonable satisfaction of the Office, including restoring to the Edward Jones limited partners the income that would otherwise have been paid this Quarter and eliminating the taxable impact otherwise payable by the limited partners attributable the payments due under the SEC Agreement;

                           (g) Institute a Corporate Governance Program with
an independent employee of Edward Jones reporting to a reconstituted Executive Committee solely for this purpose with the following responsibility:

                                    (i)      appropriate disclosures of
                                             conflicts of interest involving
                                             the payments by Preferred Funds
                                             to Edward Jones customers,
                                             including revenue sharing; (2)
                                             establish a telephone hotline
                                             by which employees may
                                             anonymously report potential
                                             violations of the law and to
                                             publicize to employees the
                                             purpose and existence of the
                                             hotline and provide assurance
                                             that no negative action will be
                                             taken based on the submission
                                             of hotline reports; (3)
                                             adoption of procedures to
                                             ensure that all inquiries by
                                             government entities and by
                                             Investment Representatives
                                             regarding disclosures of
                                             conflicts of interest receive
                                             prompt review, including

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                                             reporting of such matters, as
                                             appropriate, to the Compliance
                                             Department, the Managing
                                             Partner or the Executive
                                             Committee of Edward Jones; (4)
                                             development of an annual
                                             program for senior management
                                             of Edward Jones for training
                                             and education on disclosures of
                                             conflicts of interest issues;
                                             and (5) removal of partners or
                                             employees whose conduct is
                                             deleterious to Edward Jones.

                           (h) So as to rectify a past practice, Edward
Jones agrees that representatives of mutual funds with whom it has selling agreements and that are not Preferred Funds may have reasonable access to IRs, assuming compliance with Edward Jones' general standards regarding mutual funds;

                           (i) Reimburse the investigation costs and
expenses of the United States Postal Service by payment of $200,000 following execution of this Agreement as directed by the Office;

                           (j) Participate in the Pre-Trial Diversion
Program.

                  5. During the term of this Agreement, Edward Jones agrees that its continuing cooperation shall include, but not be limited to, the following:

                           (a) Completely and truthfully disclosing all
information in its possession to the Investigative Entities about which the Investigative Entities may reasonably inquire, including, but not limited to, all information about activities of Edward Jones, present and former partners of Edwards Jones, and Edward Jones' officers, employees and agents;

                           (b) Providing all documents, records and other
evidence in Edward Jones' possession, custody or control as reasonably may be requested by any of the Investigative Entities;


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                           (c) Providing information to the Office to
demonstrate compliance with the provisions of this Agreement, including reasonable access to records and employees of Edward Jones to verify the actions taken by Edward Jones to fulfill the terms of this Agreement;

                           (d) Not asserting, in relation to the
Investigative Entities only, any claims of attorney-client privilege or attorney work-product doctrine as to any documents, records, information or testimony requested by the Investigative Entities related to:

                                    (i)     legal advice given
                                            contemporaneously with, and
                                            related to the payment of
                                            revenue sharing during the
                                            period prior to 2004;

                                    (ii)    the preparation and presentation
                                            of a so-called "Wells
                                            Submission" presented to the SEC
                                            by Edward Jones by letter dated
                                            February 3, 2004; and/or

                                    (iii)   Using its reasonable best
                                            efforts to make available its
                                            present and former officers and
                                            employees to provide information
                                            and/or testimony as requested by
                                            the Investigative Entities,
                                            including sworn testimony before
                                            a grand jury or in court
                                            proceedings, as well as
                                            interviews with law enforcement
                                            authorities. Cooperation under
                                            this paragraph shall include
                                            identification of witnesses who,
                                            to Edward Jones' knowledge and
                                            information, may have material
                                            information.

                           (e) Providing testimony or information necessary
to identify or establish the original location, authenticity or other basis for admission into evidence of documents or physical evidence in any proceeding as requested by the Investigative Entities; and

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                           (f) With respect to any information, testimony,
documents, records or physical evidence provided by Edward Jones to the Investigative Entities or a grand jury, Edward Jones consents to any and all disclosures of such materials to such Investigative Entities as the Office, in its sole discretion, deems appropriate. With respect to any such materials that constitute "matters occurring before the grand jury" within the meaning of Rule 6(e) of the Federal Rules of Criminal Procedure, Edward Jones further consents to:

                                    (i)      any order sought by the Office
                                             permitting such disclosures;
                                             and

                                    (ii)     the Office's ex parte or in
                                             camera application for such
                                             orders.

                           (g) The disclosure of information set forth above
is limited solely to the disclosure to the Investigative Entities for purposes of federal enforcement matters and does not constitute a waiver in any respect of any privileges of Edward Jones for any other purpose or any other proceeding.

                  6. Edward Jones agrees that, following the expiration of this Agreement, Edward Jones will continue to fulfill the cooperation obligations set forth in Paragraph 5 above in connection with any investigation or proceeding brought by any of the Investigative Entities relating to or arising out of the conduct addressed herein. Edward Jones' obligation to cooperate is not intended to apply in the event that Edward Jones is a defendant in any such proceeding.

                  7. Edward Jones shall not, through its attorneys, senior management or agents, make any public statement contradictory to the express terms of the acknowledgments set forth in Paragraph 3 of this Agreement. Upon the Office learning that Edward Jones has made a public statement in violation of this provision, the United States Attorney shall notify

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Edward Jones of the apparent violation and Jones will have three days to cure the apparent violation by repudiating the public statement that constituted the violation of this provision.

                  8. This Agreement may be made public by the Office.

                  9. Edward Jones agrees that the statute of limitations is tolled for the duration of this Agreement with respect to any action that may be initiated by the Office with respect to Revenue Sharing. Edward Jones does not waive or forfeit its right to assert any statute of limitations defenses that may be available as of the date of this Agreement.

                  10. This Agreement is binding on this Office but specifically does not bind any other Federal agencies, any state or local law enforcement agencies, any licensing authorities, or any regulatory authorities. However, if requested by Edward Jones or its attorneys, the Office will bring to the attention of any such agencies the cooperation of Edward Jones and its compliance with its obligations under this Agreement. It is the intent of the parties to this Agreement that the Agreement does not confer or provide any benefits, privileges or rights to any individual or other entity other than the parties hereto, and that neither the Agreement nor anything contained herein shall be admissible in any proceeding other than a proceeding brought by the Office. Moreover, Edward Jones may raise defenses and/or assert affirmative claims in any civil proceedings brought by private parties as long as doing so does not otherwise violate any term of this Agreement.

                  11. This Agreement will remain in effect for a period of twenty-four months during which time Edward Jones will provide a quarterly report to the Office detailing its progress in satisfying the requirements of this Agreement.

                  12. In consideration of Edward Jones' remedial actions to date and its agreement to: (a) acknowledge the conduct as set forth in Paragraph 3; (b) continue its cooperation with the Office, the SEC and the Investigative Entities; (c) take the actions required


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and make the payments specified in Paragraph 4; (d) comply with Federal laws, including Federal securities laws; and (e) otherwise comply with all of the terms of this Agreement, the Office will defer consideration of any action for a period of twenty-four months and shall not initiate action at the end of the twenty four month period regarding Revenue Sharing if the obligations of Edward Jones under the Agreement have been satisfied.

                                         EDWARD JONES & COMPANY, L.P.



Date:                                    By:
       ---------------------------            ---------------------------------
                                              Steven Novik
                                              Treasurer
                                              EDJ Holding Company, Inc.
                                              Sole General Partner
                                              Edward D. Jones & Company, L.P.

                                              UNITED STATES ATTORNEY'S
                                              OFFICE, EASTERN DISTRICT OF
                                              MISSOURI

Date:                                    By:
       ---------------------------            ---------------------------------
                                              James Martin
                                              United States Attorney







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